UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2006

STANDARD MICROSYSTEMS CORPORATION
(Exact name of Company as specified in its charter)

DELAWARE	0-7422	11-2234952
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification No.)

80 Arkay Drive, Hauppauge, New York		11788
(Address of principal executive offices)		(Zip Code )
(631) 435-6000
(Company’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 — Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
2006 Employee Stock Appreciation Rights Plan, as adopted on September 1, 2006
Form of 2006 Employee Stock Appreciation Right Plan SAR Grant Agreement

Item 1.01 Entry into a Material Definitive Agreement.
On September 1, 2006 the Board of Directors (the “Board”) of the Registrant approved the Standard Microsystems Corporation 2006 Employee Stock Appreciation Rights Plan (the “Employee Plan”). The Employee Plan provides for 2 million stock appreciation rights (“SARs”) to be made available for issuance to the employees of the Registrant. The SARs are intended to function substantially similar to stock options, but shall be cash-settled exclusively. Simultaneously with the adoption of the Employee Plan, the Board approved grants of a total of approximately 1.4 million SARs to approximately 346 employees. The SARS granted generally vest over 4 or 5 years in equal increments. The grants will be made and priced on October 13, 2006, which is expected to be a date after the Registrant releases results for its second quarter of fiscal year 2007.
The following SAR grants were made to the executive officers named in the Registrant’s last proxy statement (“NEOs”): 50,000, 50,000 and 300,000 SARs to Messrs. Peter Byrnes, Robert Hollingsworth and Steven Bilodeau, respectively. The SARs granted to Mr. Bilodeau and Mr. Byrnes vest in four equal annual increments of twenty five percent (25%) of the amount of the initial grant; those granted to Mr. Hollingsworth vest in five equal annual increments of twenty percent (20%) of the amount of the initial grant. Mr. Hollingsworth ceased being an executive officer of SMSC on April 5, 2006. Prior to this grant of SARS, none of the NEOs had received any SARS or stock options since September of 2004. The Board also resolved that any future SAR grants to the Chief Executive Officer, General Counsel and Chief Financial Officer, if any, shall be made on the same quarterly dates as SAR grants to the Directors of the Registrant.
This description of the Employee Plan is qualified in its entirety by the full text of the Employee Plan, attached hereto as Exhibit 10.1 and incorporated herein by reference. In addition, the form of grant for the Employee Plan is annexed hereto as Exhibit 10.2
Item 9.01 — Financial Statements and Exhibits
(c) Exhibits

10.1*	—	Standard Microsystems Corporation 2006 Employee Stock Appreciation Rights Plan, as adopted on September 1, 2006.

10.2*	—	Form of Standard Microsystems Corporation 2006 Employee Stock Appreciation Right Plan SAR Grant Agreement

*	Indicates a management contract or compensatory plan or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDARD MICROSYSTEMS CORPORATION (The Company)
Date: September 1, 2006	By:	/s/ DAVID S. SMITH
David S. Smith
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.		Description

10.1*	—	Standard Microsystems Corporation 2006 Employee Stock Appreciation Rights Plan, as adopted on September 1, 2006.

10.2*	—	Form of Standard Microsystems Corporation 2006 Employee Stock Appreciation Right Plan SAR Grant Agreement

*	Indicates a management contract or compensatory plan or arrangement.